UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ALIGHT SERIES TRUST
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alight Series Trust

4 Overlook Point

Lincolnshire, Illinois 60069

(847) 295-5000

January 30, 2019

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Alight Money Market Fund (the “Fund”) of the Alight Series Trust (the “Trust”) will be held at 1:00 p.m. Central time on February 25, 2019, at the principal executive offices of Alight Solutions, LLC, the administrator of the Trust, at 4 Overlook Point Lincolnshire, Illinois 60069. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders that accompanies this letter. Also included with this letter are a proxy statement and a proxy card.

Your vote is very important to us. To cast your vote, simply complete the enclosed proxy card. Be sure to sign the card before mailing it in the postage-paid envelope. You also may vote your shares by touch-tone telephone or via the internet. For the phone, simply call the toll-free number on your proxy card and follow the recorded instructions. For the internet, simply go to the website indicated on your proxy card and follow the instructions to cast your vote. If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, Okapi Partners LLC, reminding you to vote.

If you have any questions before you vote, please call Okapi Partners LLC toll-free at 877-274-8654. Thank you for your participation in this important initiative.

Very truly yours,

Jeremy Fritz

President, Alight Series Trust

Alight Series Trust

4 Overlook Point

Lincolnshire, Illinois 60069

(847) 295-5000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting (the “Meeting”) of the shareholders of the Alight Money Market Fund (the “Fund”), the sole series of the Alight Series Trust (the “Trust”), will be held at 1:00 p.m. Central Time on February 25, 2019, at the principal executive offices of Alight Solutions, LLC, the administrator of the Trust, located at 4 Overlook Point Lincolnshire, Illinois 60069. At the Meeting, shareholders will be asked to consider and vote upon the following proposal and to consider and act upon any other business which may properly come before the Meeting or any adjournments thereof:

•	To elect three (3) trustees to the Board of Trustees (the “Board”) of the Trust.

The enclosed proxy is being solicited on behalf of the Board and the Fund.

The Board of the Trust has approved and recommends that you vote FOR each trustee nominee to the Board.

It is not anticipated that any matters other than the proposal listed above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the person designated as proxy on the proxy card or otherwise as described in the attached proxy statement. Shareholders of the Fund at the close of business on January 24, 2019 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote easily and quickly by mail, telephone or internet. To vote by mail, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope. To vote via telephone or internet, please refer to the instructions provided on the enclosed proxy card. If you plan to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by proxy will be voted at the Meeting in accordance with your instructions.

By order of the Board of Trustees of the Trust,

Jason Krellner

Secretary, Alight Series Trust

January 30, 2019

Alight Series Trust

4 Overlook Point

Lincolnshire, Illinois 60069

(847) 295-5000

PROXY STATEMENT

DATED JANUARY 30, 2019

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

To be held on February 25, 2019

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Alight Series Trust (the “Trust”) for use at a special meeting of shareholders of the Alight Money Market Fund (the “Fund”), the sole series of the Trust. Such meeting will be held at the principal executive offices of Alight Solutions, LLC, the administrator of the Trust (“Alight”), at 4 Overlook Point, Lincolnshire, Illinois 60069, at 1:00 p.m. Central Time on February 25, 2019, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are first being mailed to shareholders of the Fund on or about February 1, 2019.

At the Meeting, shareholders will be asked to consider and vote upon the following proposal affecting the Fund and to consider and act upon any other business which may properly come before the Meeting or any adjournments thereof:

•	To elect three (3) trustees to the Board of the Trust.

Shareholders of the Fund as of January 24, 2019 (the “Record Date”), are entitled to vote at the Meeting. All shareholders are entitled to vote on the proposal. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Below is additional information about the proposal.

PROPOSAL:

TO ELECT THREE (3) TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST

Summary

At the Meeting, shareholders of the Fund will be asked to elect the following three nominees to serve as Trustees on the Board of the Trust: John Oliverio, Jonathan Sohn and Jeremy Fritz.

The Board currently consists of three Trustees: Mr. Oliverio, Mr. Fritz and Mr. Donald S. Hunt. Mr. Oliverio and Mr. Hunt were elected to the Board by a vote of the Trust’s shareholders at the inception of the Trust. Mr. Fritz was appointed by the Board on August 22, 2016 to serve as a Trustee.

Mr. Oliverio is not considered to be an “interested person” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (an “Independent Trustee”). Mr. Fritz is considered an “interested person” of the Trust, as defined in the 1940 Act (an “Interested Trustee”), because of his affiliation with Alight Financial Solutions, LLC, the distributor of the Fund (the “Distributor”). Should Mr. Sohn be elected to the Board by the Fund’s shareholders, it is expected that he would qualify as an Independent Trustee. At a meeting held on November 1, 2018, the Board of the Trust nominated each candidate for election to the Board. Mr. Sohn was recommended by a current Independent Trustee.

Mr. Hunt is not standing for election to the Board. It is anticipated that, should the three nominees be elected to the Board, Mr. Hunt would resign from his position as a Trustee shortly thereafter the Meeting and that Mr. Sohn would fill the resulting vacancy. If shareholders of the Fund do not approve the proposal, the Board will consider other alternatives.

Information About the Trustee Nominees

The Board of Trustees has the overall responsibility for monitoring and supervising the operations of the Trust. The officers of the Trust are responsible for managing the day-to-day operations of the Trust. Each Trustee serves during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor.

Independent Trustee Nominees

The Independent Trustee nominees, their term of office and length of time served (or the length of time served should they be elected by shareholders, as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Trustee nominees (or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Trustee nominees are shown below. The information in the following table is as of December 1, 2018.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jonathan Sohn (46) 4 Overlook Point Lincolnshire, Illinois 60069	Trustee	Since 2019*	Chief Financial Officer of Ascension Wisconsin (heath care provider network) (2016-Present); formerly, Chief Financial Officer of Wheaton Franciscan Healthcare (2009-2016).	1*	Director, Zoological Society of Milwaukee (2013-Present).
John D. Oliverio (65) 4 Overlook Point Lincolnshire, Illinois 60069	Trustee	Since 1998	Chief Executive Officer and Director, Wheaton Franciscan Healthcare, (2000-Present).	1	Director, Wheaton Franciscan Medical Group, (2006-Present); Director, Catholic Theological Union, (2009-Present); Director, Covenant Health System (2011-Present). Formerly, Director, Wheaton Franciscan Ministries, Inc., (1998-2016); Director, United Health System, (1998-2016); Director, Wheaton Franciscan Healthcare-Southeast Wisconsin (2006-2016); Director, Wheaton Franciscan Healthcare Iowa (2009-2016).

*	Upon election by shareholders.

Interested Trustee Nominee and Officers

The Interested Trustee nominee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios overseen by the Interested Trustee nominee and the other directorships, if any, held by the Interested Trustee nominee, are shown below. The information in the following table is as of December 1, 2018.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jeremy Fritz (41)** 4 Overlook Point Lincolnshire, Illinois 60069	President and Trustee	Since 2016	Chief Executive Officer, Alight Financial Advisors, LLC (2013-Present); Chief Operating Officer, Alight Financial Solutions, LLC (2013-Present), Director of Client Services/Branch Manager of Alight Financial Solutions, LLC (2006-Present).	1	None.

**	Mr. Fritz is an “interested person” of the Trust because of his affiliation with the Distributor.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason Krellner (43) 4 Overlook Point Lincolnshire, Illinois 60069	Secretary	Since 2017	Vice President Legal and Assistant General Counsel at Alight Solutions, LLC (2017-present); formerly, Assistant General Counsel at Aon Hewitt (2016-2017); Senior Counsel at Aon Hewitt (2011-2016).
Douglas S. Keith (53) 4 Overlook Point Lincolnshire, Illinois 60069	Chief Compliance Officer, Chief Financial Officer, and Treasurer	Since 2013 (Chief Compliance Officer), and 2005 (Chief Financial Officer, and Treasurer)	Chief Financial Officer, Alight Financial Solutions LLC, (2006-Present); formerly, Financial Operations Principal, Aon Benfield Securities, Inc. (2010-2017).

Trustee Experience and Qualifications

The Board does not have a standing nominating committee tasked with considering trustee nominees. However, in lieu of such a committee, each Trustee is responsible for identifying and recommending individuals for Board membership and evaluating candidates for Board membership. The Board collectively reviews the background and the educational, business and professional experience of candidates, as well as their expected contributions to the Board. Because each Trustee participates in the consideration and evaluation of trustee candidates, and in consideration of the size of the Fund and the size of the Board, the Trustees have determined that its committee structure is appropriate.

The Trustees may consider a number of factors in evaluating Board candidates, including a candidate’s background, skills, experience and ability to carry out the responsibilities of the Board. The Board generally believes that diversity of backgrounds, skills and experience benefits the Board, but it has not adopted a formal policy in this regard. In evaluating candidates for Board membership, the Trustees will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust at the address listed in the chart above.

Trustees nominated to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. The Board has determined that each Trustee nominee is qualified to serve on the Board because of his specific attributes, including prior experience, background and skills. The following outlines each nominee’s qualifications that led to the Board’s conclusion that the nominee should serve as a Trustee on the Board.

Independent Trustee Nominees

John D. Oliverio. Mr. Oliverio, a certified public accountant, has more than 25 years of experience with Wheaton Franciscan Healthcare, where he is Chief Executive Officer. Mr. Oliverio holds a degree in business administration from Loyola University in Chicago and a masters of management degree from Northwestern University’s Kellogg Graduate School of Management. He has served on the boards of directors of more than 25 health care organizations and associations. The Board concluded that Mr. Oliverio is suitable to act as a Trustee because of his academic background, professional experience, financial expertise and extensive board service.

Jonathan Sohn. Mr. Sohn, a certified public accountant, has more than 10 years of experience as a Chief Financial Officer with healthcare provider networks. Previously, he was a senior manager of an accounting firm. Mr. Sohn holds a degree in accounting from Marquette University and a masters of business administration degree from Northwestern University. He has served on the financial and investment committees of several boards of directors of health care organizations. The Board concluded that Mr. Sohn is suitable to act as a Trustee because of his academic background, professional experience, financial expertise and board service.

Interested Trustee Nominee

Jeremy Fritz. Mr. Fritz is the Chief Operating Officer of the Distributor. Mr. Fritz graduated from the University of Toledo with a degree in Finance. He is a Chartered Retirement Planning Counselor and holds Series 4, 6, 7, 24, 53, 63, and 66 securities licenses from the Financial Industry Regulatory Authority. He has 17 years of financial service industry experience, including supervisory responsibilities, customer service delivery, and managing all aspects of advisory and brokerage administration. The Board concluded that Mr. Fritz is suitable to act as a Trustee because of his academic background and business experience.

Share Ownership Information

The Trustee nominees own the following amounts in the Fund as of the Record Date:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Jeremy Fritz, Interested Trustee	None	None

John D. Oliverio, Independent Trustee	None	None

Jonathan Sohn, Independent Trustee Nominee	None	None

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. In addition, no Trustee or nominee purchased or sold any securities of BFA (as defined below) or its parents or subsidiaries during the past fiscal year.

Trustee Compensation

Independent Trustees receive a fee of $7,500 for attendance at each regular quarterly meeting of the Board. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel-related expenses. The Interested Trustee, the officers of the Trust or other individuals who are affiliated with the Trust do not receive any compensation from the Trust for services provided to it. Compensation paid to the Trustee nominees for the fiscal year ended December 31, 2018, was as follows:

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
John D. Oliverio, Independent Trustee	$37,500	N/A	N/A	$37,500

Jeremy Fritz, President and Interested Trustee	$0	N/A	N/A	$0

Jonathan Sohn, Independent Trustee Nominee*	N/A	N/A	N/A	N/A

*	Mr. Sohn did not serve on the Board during the fiscal year ended December 31, 2018, and therefore did not receive any compensation from the Trust during its most recently completed fiscal year.

Information about the Board

The primary responsibility of the Board is to represent the interests of the Fund and its shareholders and to provide oversight of the management of Fund. The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required. During the Trust’s most recently completed fiscal year, the Board held four meetings.

Board Committees

There is one standing committee of the Board, which is the Audit Committee. The Audit Committee currently consists of the Board’s two Independent Trustees – Mr. Oliverio and Mr. Hunt. The Audit Committee is responsible for advising the Board with respect to accounting, auditing and financial matters affecting the Trust. During the Trust’s most recently completed fiscal year, the Audit Committee held two meetings.

Board Leadership Structure

The Board is composed of three Trustees, two of whom are Independent Trustees. Mr. Fritz, the president of the Fund and the Chief Executive Officer of the Distributor, is considered an Interested Trustee because of his affiliation with the Distributor. The Board believes that having Independent Trustees constitute a majority of the Board allows it to exercise independent judgment, which enhances effective oversight. The Board also believes that including an interested person on the Board provides it with the perspective of the Fund’s affiliates, which is, in the view of the Board, a crucial element in the Trustees’ decision-making process and aids them in serving the best interests of the Fund’s shareholders.

While there is no lead Independent Trustee, the two Independent Trustees comprise the standing Audit Committee, as described above, and meet regularly outside the presence of Fund management in executive session or with other service providers to the Fund. Each of the three Trustees was appointed to serve on the Board because of his experience, skills and qualifications. The Board holds regular quarterly meetings and may hold special meetings as necessary between scheduled meetings. The Board also conducts annual assessments of its effectiveness and the effectiveness of the Audit Committee. Based on the above, the Board has determined that its leadership structure is appropriate given the size of the Board, the Fund and the nature of the Fund’s business.

Board Oversight of Risk

As part of a “master-feeder” structure, the Fund invests all of its assets into the Treasury Money Market Master Portfolio (the “Portfolio”), a series of Master Investment Portfolio (“MIP”). Day-to-day risk management with respect to the investments of the Portfolio is the responsibility of BlackRock Fund Advisors (“BFA”), the Portfolio’s adviser, which reports to the MIP’s board and the Trust’s Board on a regular and as-needed basis on the risks to which the Portfolio is subject. Alight, as the Fund’s administrator, is responsible for the day-to-day risk management function for all other aspects of the Fund’s operations.

Risk oversight forms part of the Trustees’ general oversight of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and the Fund’s investment objectives and strategies. The Board reviews reports from management, the independent registered public accounting firm for the Fund, and its affiliates regarding risks faced by the Fund.

The Board has appointed a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Fund’s compliance program, reports directly to the Board regarding Fund compliance matters, and presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The CCO also immediately reports to the Board as needed in case any problems associated with the Fund’s compliance policies and procedures could expose (or might have the potential to expose) the Fund to risk.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee in the tables above. Alight will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at Alight’s discretion based on the matters contained therein.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the three candidates who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor of a candidate or withheld.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR each trustee nominee.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Meeting other than the proposal described above, and they do not intend to bring any other matters before the Meeting. However, if any other matter should be properly presented, proxies will be voted by person named in the proxy in accordance with his best judgment in the interest of the Trust, the Fund and the shareholders.

MEETING INFORMATION

Voting

Shareholders at the close of business on January 24, 2019 are entitled to vote at the meeting. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. All shares have non-cumulative voting rights. As of the Record Date, there were 612,899,230 outstanding shares of the Fund.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card sent with this Proxy Statement or attend in person. If your proxy card is properly returned, your shares will be voted at the meeting in accordance with your instructions. Should shareholders require additional information regarding the proxy or need a replacement proxy card, they may contact the Trust at 847-295-5000.

Revocation of Proxies

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders have the power to revoke a proxy by mail (addressed to the Secretary of the Trust, c/o Alight Solutions, LLC, 4 Overlook Point, Lincolnshire, Illinois 60069), or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If your proxy has not been revoked, the shares represented by it will be cast at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum

Forty percent (40%) of the outstanding shares of the Fund present in person or represented by proxy and entitled to a vote at the Meeting shall constitute a quorum for the Fund at the Meeting. In the event that a quorum is not present at the meeting, the person named as proxy may propose that the Meeting be adjourned to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. When voting on a proposed adjournment, the person named as proxy will vote all proxies that he is entitled to vote FOR approval of the proposal in favor of adjournment and for any votes withheld or voted against, the proxies will be voted against adjournment.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast on the proposal. Therefore, with respect to the proposal, which requires approval by a plurality of the votes cast, abstentions and broker non-votes would have no effect.

SHAREHOLDER OWNERSHIP

As of the Record Date, the following persons are known by the Trust to own, beneficially or of record, more than 5% of the outstanding shares of the Fund:

NAME AND ADDRESS	NUMBER OF SHARES	% OF SHARES
Pershing LLC* f/b/o Harborside Financial Center III 6th Floor Jersey City, NJ 07311	612,899,230	100%

*	Shares are held of record on behalf of customers, and not beneficially.

ADDITIONAL INFORMATION

Periodic Reports to Shareholders

The Fund sends annual and semi-annual reports to its shareholders. These reports contain information regarding the investments of the Fund and are available without charge from the Distributor. Copies of the most recent annual and semiannual reports of the Trust are available without charge, upon request, by writing to the Trust, c/o Alight Financial Solutions, LLC, 4 Overlook Point, Lincolnshire, Illinois 60069, or by calling 1-800-890-3200. Such reports will be provided within three business days of the request. Additionally, a copy of the Fund’s Prospectus is available at alightfinancialsolutions.com, and copies of the SAI may be obtained by contacting the Distributor at the address or phone number above.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm of the Trust for its current fiscal year and for the Trust’s most recently completed fiscal year. PwC is responsible for auditing the financial statements of the Fund annually and reviewing the tax returns of the Fund. PwC also audits the financial statements of the Portfolio. The selection of the independent registered public accounting firm for the Trust is approved annually by the Audit

Committee and ratified by the Board. PwC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2017	% of Services Approved for Fiscal Year End 2017 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2018	% of Services Approved for Fiscal Year End 2018 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$31,125	N/A	$31,125	N/A
Audit-Related Fees	$0	0%	0	0%
Tax Fees(2)	$5,500	0%	$5,500	0%
All Other Fees	$0	0%	0	0%

Total Fees	$36,625	0%	$36,625	0%

(1)

For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(2)	Tax Fees were for review of the Trust’s tax returns.

As noted above, there were no services rendered by PwC in the past two fiscal years of the Trust for which the pre-approval requirement was waived. $5,500 and $5,500 are the aggregate fees for non-audit services that PwC billed for the 2017 and 2018 fiscal years, respectively, for services it rendered to the Trust. For the 2017 and 2018 fiscal years, respectively, PwC billed $0 and $0 in aggregate fees for non-audit services rendered to Alight. The Audit Committee has considered whether PwC’s provision of non-audit services to Alight that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee meets with PwC and management to review and pre-approve all audit services to be provided by the principal accountants. The Audit Committee is required to pre-approve all non-audit services to be provided by the principal accountants to (i) the Trust, and (ii) to any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser, where the nature of the services relates directly to the operations and financial reporting of the Trust.

Such pre-approval requirement is waived for non-audit services to be provided to the Trust if: (i) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (ii) the services were not recognized by management at the time of the engagement as non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit. Such pre-approval requirement also is waived for non-audit services to be provided to any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser, where the nature of the services relates directly to the operations and financial reporting of the Trust if: (i) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust,

Alight and any entity controlling, controlled by, or under common control with Alight that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved; (ii) the services were not recognized by management at the time of the engagement as non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.

Additional Service Providers

Distributor

Alight Financial Solutions, LLC

4 Overlook Point

Lincolnshire, Illinois 60069

Investment Adviser to the Portfolio

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

Administrator

Alight Solutions, LLC

4 Overlook Point

Lincolnshire, Illinois 60069

EXPENSES

The cost of preparing, printing and mailing the enclosed proxy card, accompanying notice and this Proxy Statement, as well as all other costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be paid by the Fund. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services. The Trust has engaged Okapi Partners LLC, a proxy solicitation firm, to assist it in its proxy solicitation efforts, including solicitation of proxies by mail or by telephone, telegraphic or oral communications. The cost for such solicitation on behalf of the Trust is not expected to exceed in the aggregate $50,762, plus out-of-pocket expenses.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 25, 2019.

The proxy statement and other proxy materials are available at www.okapivote.com/alight.

SHAREHOLDERS SHARING AN ADDRESS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund may be available through certain broker-dealers and other financial intermediaries. If you are interested in enrolling in householding and receiving a single copy of shareholder documents, or alternatively if you currently are enrolled in householding and wish to change your householding status, please contact your financial intermediary.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust generally is not required to hold annual meetings of shareholders and the Trust generally does not hold shareholder meetings in any year unless certain specified shareholder actions, such as election of trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Trust’s charter documents, or at such other times as the Trustees may determine to be necessary, appropriate or advisable. Meetings of Shareholders that the Trustees have not called shall be called by the Secretary of the Trust upon the written request of the holders of Shares entitled to cast not less than 10% of all the votes then entitled to be cast on such matter at a meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting should send written proposals to the Secretary of the Trust at the Trust’s principal offices. The timely submission of a proposal does not guarantee its inclusion in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

By Order of the Board of Trustees of the Alight Series Trust

Jason Krellner

Secretary

ALIGHT MONEY MARKET FUND (“FUND”)

A SERIES OF ALIGHT SERIES TRUST (“TRUST”)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 25, 2019

4 OVERLOOK POINT LINCOLNSHIRE, ILLINOIS 60069

The undersigned hereby appoints Doug Keith and Jason Krellner as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1:00 PM Central time, on February 25, 2019 at offices of Alight Solutions, LLC, the administrator of the Trust, at 4 Overlook Point Lincolnshire, Illinois 60069 and at any postponements or adjournments thereof.

This proxy is solicited on behalf of the Fund and Trust’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.

By Phone: Call Okapi Partners toll-free at: 877-274-8654 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/ALIGHT2019 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 25, 2019.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED BELOW

1. To elect three (3) trustees to the Board of Trustees of the Trust:

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT
☐ John D. Oliverio
☐ Jonathan Sohn
☐ Jeremy Fritz

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE  ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2019

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ALIGHT

THANK YOU FOR VOTING